SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 11, 2003
                                                 ____________________


                                 ALICO, INC.
_____________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                    59-0906081
_____________________________________________________________________
(State or other jurisdiction     (Commission            (IRS Employer
           of incorporation)      File Number)     Identification No.)


Post Office Box 338, La Belle, Florida                         33975
_____________________________________________________________________
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (863) 675-2966
                                                 ____________________
Item 5.  Other Events

   Incorporated by reference is a press release issued by the Registrant on June 11, 2003, attached as Exhibit 01, providing information concerning the Registrant's announcement of its disposition of land in Lee County, Florida.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued June 11, 2003.

                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                         /s/ L. Craig Simmons
June 12, 2003                     By__________________________________
__________________                          L. Craig Simmons, CFO &
Date                                        Vice-President
                                                    (Signature)



EXHIBIT INDEX


Exhibit
Number                           Description

01 Press release issued June 11, 2003 announcing a land closing in Lee
   County Florida with University Club Apartments/Gulf Coast, LLC.

FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, Vice President
		Florida Real Estate Consultants, Inc.
		(239) 643-2525


ALICO/AGRI, LTD. COMPLETES SALE OF 40 ACRES NEAR
FLORIDA GULF COAST UNIVERSITY



La Belle, FL. (June 11, 2003) - Ben Hill Griffin, III, Chief Executive Officer and Chairman of the Board of Alico, Inc. (ALCO), announced today that Alico/Agri, Ltd., a owned subsidiary of Alico, Inc., has completed the sale of 40 acres in Lee County, Florida, to University Club Apartments/ Gulf Coast, LLC. The sales price of the property, located on the west side of Ben Hill Griffin Parkway south of Alico Road, was $5.5 million.

The sale generates a $5.0 million gain that will be recognized in the fourth quarter of fiscal 2003.